UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 14, 2007
Date of Report (Date of earliest event reported)
ASSOCIATED MATERIALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24956	75-1872487
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
3773 State Road
Cuyahoga Falls, Ohio 44223
(Address of Principal Executive Offices)
(330) 929-1811
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On March 14, 2007, Trevor Deighton, Vice President and Chief Operating Officer of Associated Materials Incorporated (“AMI”), which is an indirect subsidiary of AMH Holdings, Inc., resigned from AMI to pursue other interests. Mr. Deighton’s resignation is effective immediately. The terms and conditions of Mr. Deighton’s Employment Agreement have been disclosed in previous Securities and Exchange Commission (“SEC”) filings by AMI, including AMI’s 2005 Form 10-K filed with the SEC on March 24, 2006. The material terms of any separation agreement will be described in a separate Current Report on Form 8-K and such agreement will be filed as an exhibit thereto when the terms become final.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS INCORPORATED

DATE: March 19, 2007	By:	/s/ D. Keith LaVanway

D. Keith LaVanway Vice President – Finance, Chief Financial Officer, Treasurer and Secretary

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